4. Loan Servicing	12 Months Ended
Dec. 31, 2017
Transfers and Servicing of Financial Assets [Abstract]
Note 4. Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage loans serviced for others were $185,757,658 and $193,858,201 at December 31, 2017 and 2016, respectively. Net gain realized on the sale of loans was $317,432 and $429,480 for the years ended December 31, 2017 and 2016, respectively.

The following table summarizes changes in MSRs for the years ended December 31,

	2017	2016

Balance at beginning of year	$1,210,695	$1,293,079
MSRs capitalized	109,297	176,705
MSRs amortized	(236,706)	(266,603)
Change in valuation allowance	0	7,514
Balance at end of year	$1,083,286	$1,210,695